EXHIBIT 10.8

Amendment

20070105.006.S.007.A.002

EMBR Program

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 2

AGREEMENT NO. 20070105.006.S.007

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20070105.006.S.007, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.S.007 on July 1, 2007 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.)  Section 2 Duration of Order is hereby amended to replace the first paragraph with the following:

“This agreement shall be effective from July 1, 2007 through June 30, 2011.”

2.) Section 11. Maximum Expenditure is hereby amended to replace the first sentence with the following:

“Maximum expenditures under this Order shall not exceed [*]dollars ($[*])”.

3.) Attachment A Statement of Work, Section E Staffing is hereby amended to replace the first sentence with the following:

“Supplier shall provide [*] BRS FTE’s to perform the work pursuant to the Supplier’s BRS Key Responsibilities set forth in Section A.”

4.) Attachment A Statement of Work, Section F Span of Control is hereby amended to incorporate the following sentence as the second sentence of the first paragraph.

“Currently, Supplier is providing [*] Area Manager to support the BSR volumes set forth in Section E.”

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

The terms and conditions of Agreement No. 20070105.006.S.007 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No. 20070105.006.S.007 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ David G. Durham	By:	/s/ Kathy Holzer-Muniz

Printed Name:	David G. Durham	Printed Name:	Kathy Holzer-Muniz

Title:	EVP/CFO	Title:	Sr. Contract Manager

Date:	6/30/09	Date:	6/30/09

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.